EXHIBIT 10.xvi

                               RIVIANA FOODS INC.

                              AMENDED AND RESTATED
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                  MAY 17, 1996


        1.     PURPOSE.

        This 1995 Non-Employee Director Stock Option Plan (this "Plan") of Riviana Foods Inc., a Delaware corporation (the "Corporation"), is adopted, subject to stockholder approval, for the benefit of the Directors of the Corporation who are not employees of the Corporation or any of its subsidiaries and who beneficially own less than two (2%) percent of the outstanding Common Stock of the Corporation ("Non-Employee Directors"). This Plan is intended to advance the interests of the Corporation by providing the Non-Employee Directors with additional incentive to serve the Corporation by increasing their proprietary interest in the success of the Corporation. This Plan was amended and restated as set forth in full herein effective May 17, 1996.

        2.     ADMINISTRATION.

        This Plan shall be administered by a committee to be appointed by the Board of Directors of the Corporation (the "Committee"), the members of which shall consist of not less than two members of the Board of Directors. For the purposes of this Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including (without limitation) the exercise of any power or discretion given to him under this Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of this Plan, or as to options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. Notwithstanding the above, the selection of Non- Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the term of any Option shall be as hereinafter provided and the Committee shall have no discretion as to such matters.

        3.     OPTION SHARES.

        The stock subject to the Options and other provisions of this Plan shall be shares of the Corporation's Common Stock, $1.00 par value per share (or such other par value as may be designated by act of the Corporation's stockholders, the "Common Stock"). The total

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amount of Common Stock with respect to which Options may be granted shall not exceed 250,000 shares in the aggregate; PROVIDED, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 12 of this Plan. Such shares may be treasury shares or authorized but unissued shares.

        If any outstanding Option for any reason shall expire or terminate by reason of the death of the optionee, the fact that the optionee ceases to be a Director, the surrender by the optionee of any such Option, or by any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under this Plan.

        4.     GRANT OF OPTIONS.

        (a)    DIRECTORS ON THE EFFECTIVE DATE OF THIS PLAN.

               (i) Subject to the provisions of Section 15 hereof, there shall be granted to each person who is a Non-Employee Director upon the effective date of this Plan an Option to purchase 5,000 shares of Common Stock at a per share Option Price equal to the fair market value (as defined in Subsection 4(c) below) of a share of Common Stock on such date.

               (ii) For so long as this Plan is in effect and shares are available for the grant of Options hereunder, on May 17, 1996, there shall be granted to each person who is a Non- Employee Director on the effective date of this Plan an Option to purchase 5,000 shares of Common Stock, and on May 17 of each year beginning May 17, 1996, there shall be granted to each person who is a Non-Employee Director on the effective date of this Plan an Option to purchase 2,000 shares of Common Stock, each grant to be made at a per share Option Price equal to the fair market value of a share of the Corporation's Common Stock on such date (such number of shares being subject to the adjustments provided in Section 12 of this Plan).

               (iii) Notwithstanding Subsections 4(a)(i) and 4(a)(ii) above, subject to the adjustments provided in Section 12 of this Plan, the aggregate number of shares of Common Stock for which Options may be granted under this Plan to a person who is a Non-Employee Director upon the effective date of this Plan shall not exceed, during the lifetime of his service as a Director to the Corporation, 23,000 shares.

        (b)    DIRECTORS ELECTED AFTER THE EFFECTIVE DATE OF THIS PLAN.

               (i) Subject to the provisions of Section 15, for so long as this Plan is in effect and shares are available for the grant of Options thereunder, each person who shall become a Non-Employee Director after the effective date of this Plan shall be granted, on the date of his election, an Option to purchase 2,000 shares of Common Stock at a per share

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Option Price equal to the fair market value of a share of Common Stock on such date (such number of shares being subject to the adjustments provided in Section 12 of this Plan).

               (ii) For so long as this Plan is in effect and shares are available for the grant of Options hereunder, on May 17 of each year beginning the year after his election as a Director, there shall be granted to each person who shall become a Non-Employee Director after the effective date of this Plan and is a Non-Employee Director on such May 17 an Option to purchase 2,000 shares of Common Stock at a per share Option Price equal to the fair market value of a share of Common Stock on such date (such number of shares being subject to the adjustments provided in Section 12 of this Plan).

               (iii) Notwithstanding Subsections 4(b)(i) and 4(b)(ii), subject to the adjustments provided in Section 12 of this Plan, the aggregate number of shares of Common Stock for which Options may be granted under this Plan to a person who shall become a Non-Employee Director after the effective date of this Plan shall not exceed, during the lifetime of his service as a Director to the Corporation, 50,000 shares.

        (c) FAIR MARKET VALUE. For purposes of this Section 4, the "fair market value" of a share of Common Stock as of any particular date shall mean (i) if the Common Stock is listed or admitted to trading on any securities exchange or on the National Association of Securities Dealers (the "NASD") Automated Quotation System ("Nasdaq") National Market, the closing price on such day on the principal securities exchange or on the Nasdaq National Market on which the Common Stock is traded or quoted, or if such day is not a trading day for such securities exchange or the Nasdaq National Market, the closing price on the first preceding day that was a trading day, (ii) if the Common Stock is not then listed or admitted to trading on any securities exchange or on the Nasdaq National Market, the closing bid price on such day as reported by the NASD, or if no such price is reported by the NASD for such day, the closing bid price as reported by the NASD on the first preceding day for which such price is available, and (iii) if the Common Stock is not then listed or admitted to trading on any securities exchange or on the Nasdaq National Market and no such closing bid price is reported by the NASD, as determined by another reputable quotation source selected by the Committee in good faith.

        5.     DURATION OF OPTIONS.

        Each Option granted under this Plan shall be exercisable for a term of ten years from the date such Option first becomes exercisable pursuant to
Section 6 hereof, subject to earlier termination as provided in Section 9 of this Plan.

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        6.     AMOUNT EXERCISABLE.

        Without respect to each Option granted pursuant to the Plan, the shares subject to such Option shall vest and become exercisable as follows:

        (i) The Option will vest equally over four years beginning on May 17 of the fiscal year following the fiscal year, if any, in which the Corporation achieves an increase in after-tax earnings per share of 10% or more over the prior fiscal year. The determination of after-tax earnings per share in any fiscal year shall be made consistently with determinations made in connection with the measurement of the Corporation's performance under incentive compensation plans for management of the Corporation, but shall not include any extraordinary items as defined in accordance with generally accepted auditing standards.

        (ii) In the event less than all of the shares subject to an Option have vested by the end of the ninth year after grant, any shares that have not vested shall vest in full on the ninth anniversary of the date of grant; provided that the optionee is then a Non-Employee Director.

        7.     EXERCISE OF OPTIONS.

        Options shall be exercised by the delivery of written notice to the Corporation setting out the number of shares with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Corporation for an amount equal to the Option Price of the shares or (b) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Corporation shall cause to be delivered to the optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the optionee's name. Delivery shall be deemed effected when a stock transfer agent of the Corporation shall have deposited the certificates in the United States mail, addressed to the optionee, at the address specified by the optionee.

        8.     TRANSFERABILITY OF OPTIONS.

        Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his lifetime, only by him.

        9.     TERMINATION.

        Except as may be otherwise expressly provided in this Plan, each Option, to the extent it shall not have been exercised previously, shall terminate on the earlier of the following:

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               (a) On the last day of the three-month period commencing on the date on which the optionee ceases to be a member of the Corporation's Board of Directors, for any reason other than the death or permanent disability of the optionee, during which period the optionee shall be entitled to exercise all Options held by the optionee on the date on which the optionee ceased to be a member of the Corporation's Board of Directors which could have been exercised on such date;

               (b) On the last day of the one-year period commencing on the date of the optionee's death or permanent disability while serving as a member of the Corporation's Board of Directors, during which period the executor or administrator of the optionee's estate or the person or persons to whom the optionee's Option shall have been transferred by will or the laws of descent or distribution, or the optionee or optionee's guardian, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of his death or permanent disability; or

               (c)    Ten years after the date of grant of such Option.

        10.    REQUIREMENTS OF LAW.

        The Corporation shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Corporation of any provisions of any law or regulation of any governmental authority. Each Option granted under this Plan shall be subject to the requirements that, if at any time the Board of Directors of the Corporation or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Any determination in this connection by the Committee shall be final, binding and conclusive. If the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, as amended (the "Securities Act"), the Corporation may imprint on the certificate for such shares the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Securities Act:

        THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH

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        REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL
        SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act (as now in effect or as hereafter amended) and, if any shares are so registered, the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any other affirmative action to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        11.    NO RIGHTS AS STOCKHOLDER.

        No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Section 12 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

        12.    CHANGES IN THE CORPORATION'S CAPITAL STRUCTURE.

        The exercise of outstanding Options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights of the Common Stock, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares by the Common Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class and per share price of shares of stock subject to outstanding Options under this Plan shall be appropriately adjusted in a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under this Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved the number and class or classes of shares of stock that would have been received by the owner

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of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

        If the Corporation merges or consolidates with another corporation, whether or not the Corporation is a surviving corporation, or if the Corporation is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of an Option, to receive, in lieu of shares of Common Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which the Option may be exercised; (b) the Board of Directors may waive any limitations set out in or imposed pursuant to this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (c) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition.

        Except as expressly provided before in this Plan, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for shares, or upon conversion of shares or obligations of the Corporation convertible into shares or other securities, shall not affect, and no adjustment by reason of it shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

        13.    AMENDMENT OR TERMINATION OF PLAN.

        The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; PROVIDED, HOWEVER, that without the further approval of the holders of at least a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, bylaws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) increase the benefits accruing to participants under this Plan; (b) increase the number of shares of Common Stock which may be issued under this Plan; or (c) modify the requirements as to eligibility for participation in this Plan, unless, in each such case, the Board of Directors of the Corporation shall have obtained an opinion of legal counsel to the effect that stockholder approval of the amendment is not required (x) by law, (y) by the rules and regulations of, or any agreement with, the National Association of Securities Dealers, Inc. or
(z) to make available to the optionee with respect to any option

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granted under this Plan, the benefits of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act, or any similar or successor rule. In addition, this Plan may not be amended more than once every six months with respect to the plan provisions referred to in Rule 16b-3(c)(2)(ii)(A) of the Rules and Regulations under the Securities Exchange Act other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board of Directors, all outstanding Options may be terminated.

        14.    WRITTEN AGREEMENT.

        Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Corporation for and in the name and on behalf of the Corporation. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

        15.    EFFECTIVE DATE OF PLAN.

        This Plan became effective on May 17, 1995. The amendment and restatement of this Plan is effective as of May 17, 1996. No Option shall be granted pursuant to this Plan on or after May 17, 2005.

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